SCHEDULE 14A

                            SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934


Filed by the Registrant [x]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ]Preliminary Proxy Statement

[ ]Confidential,  for  Use  of  the  Commission  Only  (as  permitted  by  Rule
   14a-6(e)(2))

[x]Definitive Proxy Statement

[ ]Definitive  Additional Materials

[ ]Soliciting Material Pursuant to ss.240.14a-11(c) or ss.240.14a-12


                                PC ETCETERA, INC.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in its Charter)


--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)


Payment of Filing Fee (Check the appropriate box):

[X]     No fee required.

[ ]     Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

          (1)  Title of each class of securities to which transaction applies:

                        Common Stock, par value $.01 per share

          (2)  Aggregate  number of  securities  to which  transaction  applies:
               21,584,120 Shares of common Stock on a fully diluted basis.

          (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing is calculated and state how it was determined):

          (4)  Proposed maximum aggregate value of transaction:

          (5)  Total fee paid:

[ ]     Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)     Amount Previously Paid:
         . . . . . . . . . . . .
(2)     Form, Schedule or Registration Statement No.:
         . . . . . . . . . . . .
(3)     Filing Party:
         . . . . . . . . . . . .
(4)     Date Filed:
         . . . . . . . . . . . .

                                PC ETCETERA, INC.
                               462 Seventh Avenue
                            New York, New York 10018
                            Telephone: (212) 736-5870



                                                                    July 7, 1997


To Our Stockholders:

     On behalf of the Board of Directors, I cordially invite you to attend the 1997 Annual Meeting of the Stockholders of PC Etcetera, Inc. (the "Company"). The Annual Meeting will be held at 10:00 a.m., local time, on Monday, August 4, 1997, at the Company's principal offices at 462 Seventh Avenue, 4th Floor, New York, New York. We hope that you will be able to attend the meeting.

     The matters expected to be acted upon at the meeting are described in the attached Notice of Annual Meeting and Proxy Statement. During the meeting, stockholders who are present at the meeting will have the opportunity to ask questions.

     It is important that your views be represented at the Annual Meeting whether or not you are able to be present. Please complete, sign and date the enclosed proxy card and promptly return it to us in the postpaid envelope also enclosed.


                                            Sincerely,


                                            /s/Roy Machnes
                                            Roy Machnes
                                            Chairman and Chief Executive Officer

                                PC ETCETERA, INC.
--------------------------------------------------------------------------------
                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                                 August 4, 1997
--------------------------------------------------------------------------------

New York, New York
                                                                    July 7, 1997

     The Annual Meeting of Stockholders of PC Etcetera, Inc., a Delaware corporation (the "Company"), will be held at the Company's principal offices at 462 Seventh Avenue Floor, New York, New York, on Monday, August 4, 1997 at 10:00 a.m., local time, for the following purposes:

     1. The election of six persons to serve as directors of the Company until the next annual meeting of stockholders and until their successors are duly elected.

     2. A proposal to amend the Company's Certificate of Incorporation to change the name of the Company to Mentortech Inc.

     3. A proposal to amend the Company's Certificate of Incorporation to increase the number of authorized shares of capital stock of the Company from 20,000,000 to 45,000,000 comprised of 40,000,000 shares of common stock of the Company, par value $.01 per share (the "Common Stock"), and 5,000,000 shares of preferred stock of the Company, par value of $.001 per share ( the "Preferred Stock").

     4. A proposal to authorize the conversion, at the option of the holder, of each of the 658,412 outstanding shares of the Company's Series C Preferred Stock into ten shares of Common Stock.

     5.   A proposal to ratify the Company's 1997 Stock Option Plan.

     6. A proposal to ratify the appointment of Ernst & Young LLP as independent auditors of the Company's 1997 financial statements.

     7. Such other business as may properly come before the Annual Meeting and any adjournments or postponements thereof.

         Only those holders of record of Common Stock and Series C Preferred Stock as of the close of business on July 2, 1997, will be entitled to notice of, and to vote at, the Annual Meeting and any adjournments or postponements thereof. A list of stockholders entitled to vote will be available for inspection by interested stockholders at the offices of the Company, commencing on Thursday, July 3, 1997, and will be available at the Annual Meeting.


                                             By order of the Board of Directors,

                                                /s/Terry I. Steinberg
                                                Terry I. Steinberg
                                                  Secretary

     YOUR VOTE IS IMPORTANT WHETHER OR NOT YOU EXPECT TO ATTEND THE ANNUAL MEETING. PLEASE COMPLETE, SIGN AND DATE THE ENCLOSED PROXY CARD AND RETURN IT PROMPTLY IN THE ENVELOPE PROVIDED FOR THAT PURPOSE.

--------------------------------------------------------------------------------
                                 PROXY STATEMENT
                         ANNUAL MEETING OF STOCKHOLDERS
                                 August 4, 1997
--------------------------------------------------------------------------------

     This Proxy Statement is being furnished to the stockholders of PC Etcetera, Inc., a Delaware corporation (the "Company"), in connection with the Annual Meeting of Stockholders (the "Annual Meeting") to be held at 10:00 a.m., local time, on Monday, August 4, 1997, at the Company's principal offices at 462 Seventh Avenue, 4th Floor, New York, New York, and at any adjournment thereof. The Company's Board of Directors is soliciting proxies to be voted at the Annual Meeting.

     This Proxy Statement and attached Notice of Annual Meeting, the enclosed proxy card and the Company's 1996 Annual Report to Stockholders are expected to be sent to stockholders beginning on July 7, 1997.

Proxy Procedure

     Only stockholders of record at the close of business on July 2, 1997 (the "Record Date"), are entitled to notice of, and to vote in person or by proxy at, the Annual Meeting.

     When a proxy card is returned properly signed and dated, the shares represented thereby will be voted in accordance with the instructions marked in the boxes on the proxy card. Stockholders are urged to mark the boxes on the enclosed proxy card to indicate how their shares are to be voted. If a stockholder returns a signed and dated proxy card but does not mark the boxes, the shares represented by that proxy card will be voted for the election as directors of the nominees herein and for each of the other proposals herein. The Board of Directors is currently unaware of any other matters to be presented for action at the Annual Meeting, but the proxy card gives the individuals named as proxies discretionary authority to vote the shares represented thereby on any such other matter that is properly presented for action at the Annual Meeting. A stockholder may revoke his or her proxy at any time before it is voted by: (i) giving notice in writing to the Secretary of the Company; (ii) submitting a proxy card bearing a later date; or (iii) appearing in person and voting at the Annual Meeting. If a stockholder attends the Annual Meeting, he or she may vote by ballot.

Cost of Solicitation

     The cost of soliciting proxies in the enclosed form will be borne by the Company. Proxies may be solicited by telephone or other means by directors, officers or regular employees of the Company, who will not be specially compensated therefor. The Company will reimburse brokerage houses and other custodians, nominees and fiduciaries for their expenses in accordance with the regulations of the Securities and Exchange Commission concerning the forwarding of proxies and proxy material to the beneficial owners of stock.

Stockholder Proposals

     Stockholders of the Company may submit proposals for possible inclusion in the proxy material for the 1998 Annual Meetings of Stockholders. Such proposals must meet the stockholder eligibility and other requirements of the Securities and Exchange Commission. In order to be considered for inclusion in the Company's 1998 proxy material, a stockholder's proposal must be received not later than March 9, 1998 at the Company's headquarters, 462 Seventh Avenue, New York, New York, 10018, Attention: Secretary.

Quorum and Voting

     The outstanding voting stock of the Company as of the Record Date consisted of 15,000,000 shares of Common Stock, par value $.01 per share (the "Common Stock"), and 658,412 shares of Series C Preferred Stock, par value $.001 per share (the "Series C Preferred Stock"). In general, the Common Stock and the Series C Preferred Stock vote together on all matters submitted to a vote of the Company's stockholders. Except as noted below, each share of Common Stock is entitled to one vote, and each share of Series C Preferred Stock is entitled to ten votes, upon each matter to come before the Annual Meeting. Thus, a maximum of 21,584,120 votes may be cast on most proposals at the Annual Meeting.

     The presence at the Annual Meeting, in person or by proxy, of the holders of Common Stock and Series C Preferred Stock entitled to cast a majority of the maximum number of votes which may be cast at the Annual Meeting will constitute a quorum for the transaction of any business.

     Directors of the Company will be elected by a plurality of the combined votes of the shares of Common Stock and Series C Preferred Stock present in person or represented by proxy at the Annual Meeting, i.e., each share of Common Stock entitles the holder to cast one vote for each of six persons, and each share of Series C Preferred Stock entitles the holder to cast ten votes for each of six persons, and the persons who receive the six highest totals of votes (whether or not a majority) will be elected. Thus, stockholders who do not vote, or who withhold their vote from one or more nominees named herein and who do not vote for another person, will not affect the outcome of the election, provided that a quorum is present at the Annual Meeting.

     Proposals 2 and 3 herein require the affirmative vote of a majority of the combined votes represented by all shares of Common Stock and Series C Preferred Stock outstanding on the Record Date. In addition, Proposal 3 requires the affirmative vote of a majority of the shares of Common Stock outstanding on the Record Date, voting as a separate class. Thus, stockholders who do not vote or who vote to abstain on Proposals 2 and 3 will in effect be voting against those proposals.

     Proposal 4 herein requires the affirmative vote of a majority of the shares of Common Stock present in person or represented by proxy at the Annual Meeting, and Proposal 5 and 6 herein require the affirmative vote of a majority of the combined votes represented by all shares of Common Stock and Series C Preferred Stock present in person or represented by proxy at the Annual Meeting. Thus, stockholders who are not present, in person or by proxy, at the Annual Meeting will not affect the outcome of the votes on those proposals, provided that a quorum is present at the Annual Meeting; however, a stockholder who is present, in person or by proxy, at the Annual Meeting, and who does not vote or votes to abstain on Proposals 5 and 6 will in effect be voting against those proposals.

     A broker who is the record owner of shares of Common Stock beneficially owned by a customer will have discretionary authority to vote such shares in the election for directors and on Proposals 1, 2, 3 and 6 herein if the broker has not received voting instructions from the beneficial owner by the tenth day before the Annual Meeting, provided that this Proxy Statement has been transmitted to the beneficial owner at least 15 days before the Annual Meeting. A broker who is the record owner of shares of Common Stock beneficially owned by a customer will not have discretionary authority to vote such shares for or against Proposals 4 and 5 in the absence of instructions from the beneficial owner. Votes which are not cast for this reason ("broker non-votes") will not affect the outcome of the votes on Proposals 5 and 6, provided that a quorum is present at the Annual Meeting.

     As previously reported, effective February 13, 1997, a change of control of the Company occurred, pursuant to a Stock Purchase Agreement dated February 6, 1997 (the "Stock Purchase

Agreement"), between the Company and Mashov Computers Marketing Ltd., a corporation incorporated under the laws of the State of Israel ("Mashov Marketing"). Pursuant to the Stock Purchase Agreement, Mashov Marketing acquired 8,438,924 shares of Common Stock and 658,412 shares of Series C Preferred Stock as consideration for the Company's acquisition from Mashov Marketing of Sivan Computers Training Center (1994) ("Sivan") and Mashov Computer Based Training (C.B.T.) Ltd. ("Mashov CBT"), both corporations incorporated under the laws of the State of Israel. As a result of the foregoing and other transactions provided for in the Stock Purchase Agreement, Mashov owns approximately 55.3% of the outstanding Common Stock, all of the outstanding Series C Preferred Stock, and approximately 69% of the Company's equity and stockholder voting power on a fully diluted basis.

     Management of the Company has been advised that Mashov Marketing presently intends to vote its shares of Common Stock and Series C Preferred Stock in favor of the election as directors of the six nominees herein and in favor of the other proposals herein, thereby assuring the election of such nominees and the passage of such proposals.

     Stockholders of the Company are not entitled to any statutory dissenters' or appraisal rights with respect to any of the proposals herein.

Security Ownership of Principal Beneficial Owners and Management

     The following table sets forth certain information as of the Record Date regarding each person known by the Company to beneficially own more than five percent of any class of the Company's voting securities:

                                                      Amount of shares
Title of    Name and address                       and nature of beneficial           Percent of
  class     of beneficial owner                         ownership(1)                   class (2)
  -----     -------------------                         ------------                   ---------
Series C    Mashov Computers Marketing Ltd.(4)            658,412                       100.0%
Preferred   5 HaPlada Street
Stock (3)   Or-Yehuda, Israel 60218

Common      Mashov Computers Marketing Ltd.(4)          8,308,924(5)                     55.3%
Stock
            Elron Electronic Industries Ltd.            1,490,405(6)                      9.9%
            Advanced Technology Center
            P.O. Box 1573
            Haifa, Israel 31015

            Rho Management Trust I                      1,166,671(7)                      7.8%
            c/o Rho Management Co., Inc.
            767 Fifth Avenue
            New York, New York

            Dr. Meir Barel                                871,304(8)                      5.8%
            SVM STAR Ventures
            Management Ltd.
            Herzelia Pitauch, Israel 46733



                                                      Amount of shares
Title of    Name and address                       and nature of beneficial           Percent of
  class     of beneficial owner                         ownership(1)                   class (2)
  -----     -------------------                         ------------                   ---------
            Gilbert H. Steinberg                        1,448,123(9)                      9.6%
            Six Nevada Drive
            Lake Success, New York

            Terry I. Steinberg                          1,448,123(9)                      9.6%
            462 Seventh Avenue
            New York, New York

            Joseph Sabrin                               1,448,123(9)                      9.6%
            333 East 34th Street
            New York, New York



(1) Except as otherwise disclosed in the footnotes below, the shares listed in this column for a person named in this table are directly held by such person, with sole voting and dispositive power.

(2) Percentages of Common Stock in this column do not give effect to the conversion of the Series C Preferred Stock into Common Stock. See Proposal 4 herein.

(3) Each share of Series C Preferred Stock is convertible into 10 shares of Common Stock (see Proposal 4) and in general entitles the holders to ten votes in all matters required to be or otherwise submitted to a vote of the holders of the Common Stock.

(4) Mashov Marketing is a 79% owned subsidiary of Mashov Computers Ltd. ("Mashov Computers"), a publicly held company incorporated under the laws of the State of Israel. David Assia and Jack Dunietz are directors of Mashov Marketing and Mashov Computers and own approximately 20% and 10%, respectively, of the shares of Mashov Computers. Mr. Assia is the Chairman and Mr. Dunietz is the Chief Executive Officer of Mashov Computers.

(5) Does not include 6,584,120 shares of Common Stock issuable upon conversion of the Series C Preferred Stock. See Proposal 4.

(6) Includes 130,000 shares of Common Stock transferred to Elron Electronic Industries Ltd. by Mashov Marketing upon the execution of the Stock Purchase Agreement.

(7) Rho Management Partners L.P. ("Rho Management Partners") may be deemed the beneficial owner of these shares registered in the name of Rho Management Trust I (formerly known as Gibraltar Trust), pursuant to an investment advisory agreement that confers sole voting and dispositive power over such shares to Rho Management Partners.

(8) These shares are held of record by the Star Group. Pursuant to information available to the Company, the Star Group includes: SVE STAR Ventures Enterprises No. II GbR (112,610 shares), SVE STAR Ventures Enterprises No. III (297,422 shares), SVE STAR Ventures

     Enterprises No. IIIA GbR (25,260 shares), Justy Ltd. (261,392 shares) and Yozma Venture Capital Ltd. (174,260 shares). Dr. Meir Barel has sole voting and dispositive power with respect to the shares beneficially owned by the members of the Star Group.

(9) Includes shares beneficially owned by Terry I. Steinberg (305,458 shares, including 20,000 issuable upon exercise of options), Joseph Sabrin (305,458 shares, including 20,000 issuable upon exercise of options) and Gilbert H. Steinberg (807,207 shares) pursuant to a voting trust agreement expiring in December 1997, wherein Terry I. Steinberg, Gilbert H. Steinberg and Mr. Sabrin exercise joint voting power as co-trustees. Each of Terry I. Steinberg, Gilbert H. Steinberg and Mr. Sabrin retain sole dispositive control over their respective shares.

     The following table sets forth certain information as of the Record Date regarding the beneficial ownership of the Company's equity securities by each of its executive officers and directors, and by the Company's executive officers and directors as a group:


                                                           Amount of shares
                                                             and nature of
                                                              beneficial                   Percent of
Title of class               Name (1)                         ownership(1)                  class(2)
--------------               --------                         ------------                  --------
Series C Preferred           All executive officers              --                           --
Stock                        and directors as a
                             group (6 persons)

Common Stock                 David Assia                         --                           --
                             Jack Dunietz                        --                           --
                             Martin F. Kahn                   40,000(3)                       0.3%
                             Roy Machnes                     108,334(3)                       0.7%
                             Elan Penn                        66,667(3)                       0.4%
                             Terry I. Steinberg              405,458(4)                       2.6%
                             All executive officers          620,459(5)                       4.1%
                             and directors as a
                             group (6 persons)

-------------------

(1) Messrs. Assia, Dunietz, Machnes and Penn are each directors of Mashov Marketing and Mashov Computers. See footnote (4) in the preceding table above.

(2) Percentages in this column do not give effect to the conversion of the Series C Preferred Stock into Common Stock. See Proposal 4 herein.

(3) Comprised of shares issuable upon the exercise of stock options which are currently exercisable or which, subject to the ratification of Proposal 5 herein, will first become exercisable within 60 days of the Record Date.

(4) Includes 100,000 shares issuable upon the exercise of stock options which are currently exercisable or which, subject to the ratification of Proposal 5 herein, will first become exercisable within 60 days of the Record Date.

(5) Includes 315,001 shares issuable upon the exercise of stock options which are currently exercisable or which, subject to the ratification of Proposal 5 herein, will first become exercisable within 60 days of the Record Date.

                                   PROPOSAL 1

                              ELECTION OF DIRECTORS

     Six directors are to be elected at the Annual Meeting to serve until the next Annual Meeting and the due election and qualification of their successors. The proxies will be voted, unless otherwise specified therein, in favor of the election as directors of David Assia, Jack Dunietz, Martin F. Kahn, Roy Machnes, Elan Penn and Terry I. Steinberg.

     Each of them is currently a director, with a term expiring as of the date of this Annual Meeting. Roy Machnes, Elan Penn, David Assia, and Jack Dunietz were appointed Directors in February 1997 in connection with the execution of the Stock Purchase Agreement. Terry I. Steinberg and Martin F. Kahn were directors prior to the execution of the Stock Purchase Agreement. Should any of these nominees not be available for election, all properly executed and returned proxies will be voted for a substitute nominee designated by the Board of Directors. It is not expected that any of the nominees will be unavailable. Proxies cannot be voted for more than six persons.

     The Board recommends a vote FOR the election of the six director nominees herein.

     David Assia. Mr. Assia has served as a director of the Company since February 1997. He is a co-founder with Mr. Dunietz of Mashov Computers and has been its Chairman since 1989. Mr. Assia has been Managing Director, since its inception in 1983, of Magic Software Enterprises Ltd. ("Magic"), a developer and provider of network software products and services for departmental, client/server and Internet/Intranet applications, and has been Chief Executive Officer and Chairman of Magic since 1986. He also serves as a director of Mashov Marketing and Aladdin Knowledge Systems Ltd. Mr. Assia holds a B.A. and an M.B.A. from the Tel-Aviv University.

     Jack Dunietz. Mr. Dunietz has served as a director of the Company since February 1997. He is a co-founder with Mr. Assia of Mashov Computers of which he has been the Chief Executive Officer since 1987. Mr. Dunietz also serves as a director of Mashov Marketing, Magic Software and Paradigm Geophysical Ltd. & Data Automation Ltd. Mr. Dunietz holds a B.Sc. in Computer Science from the Technion Israel Institute of Technology.

     Martin F. Kahn. Mr. Kahn has served as a director of the Company since May 1995 and was Chairman of the Board of the Company from May 1995 until February 1997. He has served since 1989 as Chairman of Ovid Technologies, Inc. (formerly CDP Technologies, Inc.), a leading producer of medical, scientific and technical CD-ROM and network products; since September 1993 as Chairman of OneSource Information Services (formerly Lotus One Source), which develops and markets a comprehensive set of integrated business information and software products; since 1991 as a Director of Vista Information Solutions, Inc. (formerly DataMap, Inc., a successor through merger to Vista Environmental Information, Inc.) which supplies site-specific risk information about real estate for the insurance, banking, and environmental engineering markets; since April 1995 as Chairman of Shoppers Express, Inc., which offers home grocery shopping through dial-up and on-line services; and since 1996 as Managing Director of Cadence Information Associates L.L.C. (and its predecessor), a consulting and management services firm. Mr. Kahn holds a Bachelors Degree in Administrative Sciences from Yale College and an M.B.A. from Harvard Business School.

     Roy Machnes. Mr. Machnes has served as the Company's Chairman of the Board and Chief Executive Officer and a director since February 1997. Since January 1994, he has been Chairman and Chief Executive Officer of Mashov Marketing, and prior thereto, from January 1988, he served as Vice President Sales of Mashov Computers. Mr. Machnes is also a director of Mashov Computers. He holds a B.A. from the University of California at Berkeley.

     Elan Penn. Mr. Penn has served as the Company's Chief Financial Officer and a director since February 1997. He also serves as the Chief Financial Officer of Mashov Computers and Mashov Marketing. Mr. Penn joined Mashov Computers and Magic as their Vice President of Finance and Administration in June 1992. In February 1997, he resigned his position at Magic to assume the position of Chief Financial Officer of the Company. From January 1991 until May 1992, Mr. Penn was employed by Solgood Representatives Ltd., an electronics equipment sales representative firm, where he acted in an executive capacity. Prior to January 1991, he was Vice President of Finance of Mashov Computers. Mr. Penn holds a B.A. in Economics from the Hebrew University of Jerusalem and a Ph.D. in Management Science from the University of London.

     Terry I. Steinberg. Mr. Steinberg has served as the Company's Executive Vice President, responsible for North American Sales and Marketing, and a director since February 1997. Prior to thereto, he was President and Chief Executive Officer and a director of the Company since its inception in 1985 and its Treasurer from August 1991. He currently serves as Secretary. For more than five years prior to the Company's inception, he was the Director of Decision Support for Paramount Pictures Corporation, with responsibility for all end-user computing. Mr. Steinberg holds a Bachelor's Degree in Applied Mathematics and Computer Science and an M.B.A., both from McGill University.

Board of Directors

     The business and affairs of the Company are managed under the direction of the Board of Directors, composed currently of three non-employee directors and three employee directors. The Board of Directors establishes the overall policies and standards for the Company and reviews the performance of management.

     In 1996, the Board of Directors held 4 meetings, all of which were held by conference telephone. Each director was present for all of the meetings of the Board.

     The Board of Directors currently has no standing audit, nominating or compensation committee.

Directors' Compensation

     Directors, whether or not they are also employees of the Company, are not paid any fees or other remuneration for service on the Board. The Company reimburses all of its directors for their out-of-pocket expenses incurred in the performance of their duties as directors of the Company.

Section 16(a) Beneficial Ownership Reporting Compliance

     Section 16(a) of the Securities Exchange Act of 1934 and the rules thereunder require the Company's directors and executive officers, and persons who beneficially own more than 10% of the Common Stock, to file with the Securities and Exchange Commission initial reports of ownership and reports of changes in ownership of any equity securities of the Company. To the Company's knowledge, based solely on review of the copies of such reports furnished to it and representations that no other reports were required, all persons subject to these reporting requirements filed the required reports on a timely basis during 1996.

Executive Compensation

     The following table sets forth information concerning the compensation during the last three fiscal years of the Company's chief executive officer and its only other executive officer who served as such in 1996 and whose total salary during any of the three prior fiscal years was $100,000 or more. The Company did not pay any bonuses or make any restricted stock grants in 1994, 1995 or 1996 and the Company has a 401(k) plan for its executives which is available to all Company employees. The current value of all perquisites and other personal benefits furnished in each of such years to each of the executive officers named below was less than 10% of such officer's salary for such year.




                           Summary Compensation Table

                                               Annual Compensation -
Name and principal position            Year           Salary ($)
---------------------------            ----           ----------

Terry I. Steinberg                     1996           90,000
President and Chief                    1995           99,360
  Executive Officer (1)                1994          131,750

Joseph Sabrin                          1996            --(2)
Executive Vice President (3)           1995          103,680
                                       1994          110,400
------------
(1) Effective February 13, 1997, Mr. Steinberg was appointed Executive Vice President.
(2)  Less than $100,000.
(3) Effective May 1997, Mr. Sabrin resigned from the Company. Mr. Sabrin was granted severance of $30,000, equal to three months' salary.

Employment Contracts

     Pursuant to the Stock Purchase Agreement and effective February 13, 1997, the Company entered into employment contracts with each of Roy Machnes, Terry I. Steinberg and Elan Penn, providing for their employment as Chief Executive Officer, Executive Vice President and Chief Financial Officer, respectively, of the Company. Pursuant to such contracts, effective as of June

1997, and subject to the ratification of Proposal 5 herein, Messrs. Machnes, Steinberg and Penn were granted incentive stock options to purchase 325,000, 240,000 and 200,000 shares of Common Stock, respectively, which options vest over a three-year period commencing in August 1997. The exercise price of such stock options is $0.584 per share. See Proposal 5 herein.

     The base salaries of Messrs. Machnes and Steinberg are each $155,000. Mr. Penn's salary is paid at a rate of $10,000 per month, adjusted monthly in a percentage amount equal to the increase in the Consumer Price Index as published by the Israeli Bureau of Labor Statistics.

     Mr. Machnes's employment agreement provides that the Company will reimburse certain of Mr. Machnes's relocation and living expenses. Specifically, the Company must reimburse Mr. Machnes for the following expenses: (1) $20,000 for expenses incurred during the relocation of Mr. Machnes, his family and their possessions; (2) all expenses associated with the education of Mr. Machnes's children including private school tuition and associated expenses (estimated at $20,000 per annum); (3) rental payments for an apartment in Manhattan, New York, including any associated real estate broker's fees, less the amount of any rental payments received from the sublease of Mr. Machnes's home in Israel, net of associated expenses; and (4) any expenses incurred by Mr. Machnes in connection with a visit by his family to Israel once each year. All of the foregoing expense reimbursements are to be grossed up to account for the payment of any taxes due if such reimbursement constitutes taxable income to Mr. Machnes and are to be adjusted upwards annually in a percentage amount equal to the Consumer Price Index for all urban consumers in the New York, New Jersey and Connecticut area as published by the Bureau of Labor Statistics. Should Mr.
Machnes' employment be terminated for any reason, Mr. Machnes is to be reimbursed for relocation expenses of no more than $20,000 in connection with Mr. Machnes's relocation to Israel.

Stock Options

     The following table provides information concerning exercises of stock options during 1996 by each of the executive officers named above in the Summary Compensation Table, and the number and value of unexercised options held by each of them at December 31, 1996. No options were granted to these persons in 1996.

                       Aggregated Option Exercises in Last
                  Fiscal Year and Fiscal Year-End Option Values

                                                              Number of shares
                                                                 underlying                  Value of unexercised
                                                           unexercised options at            in-the-money options
                                    Shares                       FY-end (#)                    at FY-end ($)(1)
                                  acquired on                   exercisable/                     exercisable/
Name                              exercise (#)                 unexercisable                     unexercisable
----                              ------------                 -------------                     -------------
Terry I. Steinberg                   --                           20,000/0                           --/--

Joseph Sabrin                        --                           20,000/0                           --/--
----------------

(1) Difference between the aggregate market value of the underlying shares (based on the average ($.47) of the bid and the asked prices of a share of Common Stock on December 31, 1996) and the aggregate exercise price of such shares.

                                   PROPOSAL 2

          PROPOSAL TO AMEND THE CERTIFICATE OF INCORPORATION TO CHANGE
                               THE COMPANY'S NAME

     The Board of Directors has unanimously adopted, and recommends that the stockholders approve, an amendment to the Company's Certificate of Incorporation to provide for a change in the Company's name from PC Etcetera, Inc. to Mentortech Inc. (the "Name Amendment"). The Board of Directors believes that the proposed name is more descriptive of the Company's strategy of marketing cutting-edge computer training services and products. The full text of the Name Amendment is set forth in the proposed Certificate of Amendment to the Certificate of Incorporation (the "Certificate of Amendment"), which is Exhibit A attached to this Proxy Statement.

     The Board of Directors has unanimously approved the Name Amendment and recommends that the stockholders vote FOR it.


                                   PROPOSAL 3

               PROPOSAL TO AMEND THE CERTIFICATE OF INCORPORATION
       TO AUTHORIZE AN INCREASE IN THE AUTHORIZED SHARES OF COMMON STOCK
                        (THE "SHARE INCREASE AMENDMENT")

     The Board of Directors has unanimously adopted, and believes that it would be in the best interests of the Company and its stockholders if the stockholders approve, the Share Increase Amendment, which would amend the Certificate of Incorporation to increase the number of authorized shares of Common Stock of the Company from 15,000,000 to 40,000,000. The full text of the Share Increase Amendment is set forth in the Certificate of Amendment, which is Exhibit A attached to this Proxy Statement.

     Currently, the Company's authorized share capital consists of 15,000,000 shares of Common Stock (all of which is outstanding) and 5,000,000 shares of Preferred Stock, of which 658,412 shares are designated and outstanding as Series C Preferred Stock.

     The increase in the number of authorized shares of Common Stock is being proposed primarily because all of the currently authorized shares of Common Stock are currently outstanding, and because there are no authorized shares of Common Stock available for the conversion of the Series C Preferred Stock into up to 6,584,120 shares of Common Stock. See Proposal 4 herein.

     The additional authorized shares of Common Stock would be available for issuance from time to time as required for general corporate purposes, including stock dividends, stock splits, employee stock options and other employee benefit plans, the raising of capital, the formation of new companies, the acquisition of established businesses, and other programs to facilitate the Company's expansion and growth. Apart from the issuance of 6,584,120 shares upon the conversion of the Series C Preferred Stock (see Proposal 4), no specific plans have been formulated, and there are no commitments, understandings or negotiations at this time with respect to the issuance of additional shares of Common Stock. The advance stockholder authorization being sought by the Share Increase

Amendment would, however, allow the Board of Directors to authorize the issuance of additional shares of Common Stock without having to obtain further stockholder approval, unless such approval were otherwise required by law or the rules of any stock exchange on which the Common Stock is listed, or unless such approval were deemed appropriate by the Board.

     The authorization of additional shares of Common Stock would not, by itself, have any effect on the rights of holders of outstanding shares.
Depending on the circumstances, the issuance of additional shares of Common Stock could affect the existing holders of shares by diluting the voting power of the outstanding shares. The Company's stockholders do not have pre-emptive rights with respect to the future issuance of securities by the Company.

     Pursuant to Section 242(c) of the Delaware General Corporation Law, the Board of Directors have reserved the right, notwithstanding stockholder authorization of the Share Increase Amendment, to abandon it without further action by the stockholders if, at any time prior to the effectiveness of the Certificate of Amendment, the Board of Directors, in its sole discretion, determines that the Share Increase Amendment is no longer in the best interests of the Company and its stockholders.

     The Board of Directors of the Company has unanimously approved the Share Increase Amendment as described herein, and recommends that stockholders vote FOR it.


                                   PROPOSAL 4

                              PROPOSAL TO AUTHORIZE
                     CONVERSION OF SERIES C PREFERRED STOCK

     Subparagraph (iii)(A) of the Certificate of Designations of the Series C Preferred Stock provides that "Subject to the authorization of shareholders holding a sufficient number of the Corporation's Common Shares to permit such conversion, each Series C Preferred Share shall be convertible, at the option of the holder thereof, at the office of the Corporation, into ten (10) Common Shares of the Corporation."

     Accordingly, the following resolution will be offered by the Board of Directors at the Annual Meeting:

          RESOLVED: That the holders of the Company's outstanding Common Stock hereby authorize the holder of the issued and outstanding shares of the Company's Series C Preferred Stock to convert them into shares of Common Stock in accordance with the terms set forth in the Certificate of Designations of the Company's Series C Preferred Stock.

     The Board of Directors believes that it would be in the best interest of the Company if Mashov Marketing were to convert the issued and outstanding shares of the Series C Preferred Stock into Common Stock. The Stock Purchase Agreement provides that each share of Series C Preferred Stock will be converted into ten shares of Common Stock when practicable. The Company has been advised that Mashov Marketing will immediately convert all the 658,412 shares of Series C

Preferred Stock into 6,584,120 shares of Common Stock if this Proposal 4 and Proposal 3 are authorized.

     The Board of Directors recommends a vote FOR the authorization of the conversion of the Series C Preferred Stock into Common Stock.

                                   PROPOSAL 5

                   RATIFICATION OF THE 1997 STOCK OPTION PLAN

     The stockholders will be asked at the Annual Meeting to vote on a proposal to ratify the adoption of the 1997 Stock Option Plan (the "Plan"). A copy of the Plan is attached hereto as Exhibit B. On June 25, 1997, the Plan was approved by the Board of Directors, subject to shareholder ratification. The Plan provides for the issuance of options to purchase a maximum aggregate of 5,000,000 shares of the Company's Common Stock (subject to adjustment for stock splits and other capital adjustments). Options under the Plan may be issued to employees
(including officers), non-employee directors, and consultants (for services rendered). It is estimated that there are presently approximately 80 employees and consultants (including three executive officers) whom the Board of Directors may consider for the grant of options.

     The Board of Directors believes that substantial benefits accrue to the Company from the granting of stock options to employees. Such options encourage employees to acquire a proprietary interest in the Company through stock ownership and thereby afford them a greater incentive to enhance the value of the Common Stock through their own efforts in improving the Company's business. The Board adopted the Plan for these reasons and because the number of shares remaining available for option grants under the Company's existing stock option plan is deemed by the Board to be inadequate. There are no shares available for future grants under the existing plan. Accordingly, the Board of Directors and management believe that approval of the Plan is in the best interests of the Company.

Options Granted

     On June 25, 1997, the Board of Directors granted three options under the 1997 Plan to purchase an aggregate of 765,000 shares of Common Stock. All such grants are conditional upon the ratification of the 1997 Plan by the Company's stockholders at the Annual Meeting, which adoption will constitute ratification by the stockholders of such conditional grants. The following table set forth certain information with respect to such conditional grants. No other conditional options have been granted under the 1997 Plan or are at present specifically contemplated.

                                                                  Number of
                                                                shares under
Optionee                                                           option
--------                                                           ------

Roy Machnes .......................................................325,000
   Chairman of the Board and
   Chief Executive Officer

Elan Penn .........................................................200,000

   Chief Financial Officer

Terry I. Steinberg ................................................240,000
   Executive Vice President

     The  foregoing  options  were granted to each  executive  pursuant to their
employment   agreements  with  the  Company.   See  "Proposal  1  --  Employment
Contracts." Each of the foregoing options is an incentive stock option meeting the requirements of Section 422 of the Internal Revenue Code ("ISOs") and expires on August 1, 2005, or three months after the date of termination of employment, whichever is earlier. The option exercise price is $.584 per share and was calculated as the average of the bid and asked prices of the Common Stock as quoted on the NASDAQ Bulletin Board for the 10 business days subsequent to February 13, 1997 (the date of the employment agreements). On June 12, 1997, the average of the bid and the asked prices of the Common Stock as quoted on the NASDAQ Bulletin Board was $.313.

     The foregoing options will become exercisable in three equal cumulative installments, of which the first shall become exercisable on August 1, 1997, and the remaining two shall become exercisable on August 1 of each of the two succeeding calender years.


Federal Income Tax Consequences

     The Plan provides that options granted thereunder may, at the election of the Board of Directors, be either (a) ISOs, or (b) options which do not qualify as ISO's ("nonqualified stock options").

     For federal income tax purposes, assuming that the shares acquired by the holder of an ISO are not disposed of within two years from the date the option was granted or one year from the date the option was exercised, (i) the Company receives no deduction either upon the grant or the exercise of an ISO or upon a subsequent sale of the shares by the optionee, and (ii) the optionee realizes no income for tax purposes either at the time of the grant or exercise of the ISO. Instead, the optionee will realize income or loss only upon his or her subsequent sale of the option shares, and the optionee's income, in the amount of any excess of the sale price over the option exercise price, will be taxed as long-term capital gain. If, however, the shares are disposed of within either of the two periods mentioned above, the tax consequences for the Company and the optionee will be as described below for nonqualified stock options.

     The recipient of a nonqualified stock option will not realize any taxable income upon the grant of the option. Upon exercise of such option, the optionee will realize ordinary income in an amount generally measured by the excess, if any, of the fair market value of the shares on the date of exercise over the option exercise price. The Company will be entitled to a deduction in the same amount as the ordinary income realized by the optionee. Upon the sale of such shares, the optionee will realize short-term or long-term capital gain or loss, depending upon the length of time the shares are held. Such gain or loss will be measured by the difference between the sale price of the shares and the market price of the shares on the date of exercise.

     The Board recommends a vote FOR the ratification of the 1997 Stock Option Plan.

                                   PROPOSAL 6

                            RATIFICATION OF AUDITORS

     The following resolution will be offered by the Board of Directors at the Annual Meeting:

          RESOLVED: That the appointment of Ernst & Young LLP by the Board of Directors of the Company to conduct the annual audit of the financial statements of PC Etcetera, Inc. for the year ending December 31, 1997 is hereby ratified, confirmed and approved.

     The Board of Directors of the Company first appointed Ernst & Young LLP ("E&Y"), independent public accountants, as its auditors in February 1997. The Israeli affiliate of E&Y has been and remains the auditors of Mashov Marketing, Mashov Computers, Sivan and Mashov CBT. As a result of E&Y's knowledge of the Company's operations, and reputation in the auditing field, the Board of Directors is convinced that E&Y has the necessary personnel, professional qualifications and independence to act as the Company's auditors.

     In the event this resolution does not receive the necessary vote for adoption, or if for any reason E&Y ceases to act as auditors for the Company, the Board of Directors of the Company will appoint other independent public accountants as auditors.

     Representatives of E&Y will attend the Annual Meeting. They will have the opportunity to make a statement and will be available to respond to appropriate questions from stockholders at the meeting.

     The Board of Directors recommends a vote FOR the ratification of the appointment of E&Y.

                                  OTHER MATTERS

         The Board of Directors does not intend to bring any matters before the Annual Meeting other than those specifically set forth in the Notice of the Annual Meeting and knows of no matters to be brought before the Annual Meeting by others. If any other matters properly come before the Annual Meeting, it is the intention of the persons named in the accompanying proxy to vote such proxy in accordance with the judgment of the Board of Directors.

     Financial statements for the Company are included in its Annual Report to Stockholders for the year 1996, which was mailed to the stockholders beginning July 7, 1997.

     A COPY OF THE COMPANY'S 1996 ANNUAL REPORT ON FORM 10-KSB FILED WITH THE SECURITIES AND EXCHANGE COMMISSION IS AVAILABLE WITHOUT CHARGE TO THOSE STOCKHOLDERS WHO WOULD LIKE MORE DETAILED

INFORMATION CONCERNING THE COMPANY. TO OBTAIN A COPY, PLEASE WRITE TO: TERRY I. STEINBERG, SECRETARY, PC ETCETERA, INC. 462 SEVENTH AVENUE, NEW YORK, NEW YORK 10018.


                                            By Order of the Board of Directors,



                                            /s/Terry Steinberg
                                            Terry Steinberg, Secretary

Dated: July 7, 1997

                                                                       EXHIBIT A


                            CERTIFICATE OF AMENDMENT

                                       OF

                          CERTIFICATE OF INCORPORATION

                                       OF

                                PC ETCETERA, INC.



         PC ETCETERA,  INC., a corporation  organized and existing  under and by
virtue  of  the  General   Corporation   Law  of  the  State  of  Delaware  (the
"Corporation"), DOES HEREBY CERTIFY:

     FIRST: Article I of the Certificate of Incorporation of the Corporation is hereby amended and restated to read in its entirety as follows:

                                   "ARTICLE I

     The name of the corporation (hereinafter referred to as the "Corporation") is Mentortech Inc."

     SECOND: Paragraph (a) of Article IV of the Certificate of Incorporation of the Corporation is hereby amended and restated to read in its entirety as follows:

                                  "ARTICLE IV

     (a) The aggregate number of shares of stock which the corporation shall have the authority to issue is 45,000,000, of which 40,000,000 are shares of Common Stock, with a par value of $.01 per share, and 5,000,000 are shares of Preferred Stock, with a par value of $.001 per share."

     THIRD: The aforesaid amendments were duly adopted in accordance with the provisions of Section 242 of the General Corporation Law of the State of Delaware.

Signed on____________, 1997


                                   ____________________________

                                                                       EXHIBIT B

                                PC ETCETERA, INC.
                             1997 STOCK OPTION PLAN

     1. Purpose of the Plan. The PC Etcetera, Inc. 1997 Stock Option Plan (the "Plan") is intended to advance the interests of PC Etcetera, Inc. (the "Company") by inducing individuals or entities of outstanding ability and potential to join and remain with, or provide consulting or advisory services to, the Company, by encouraging and enabling employees, Directors, consultants and advisors to acquire proprietary interests in the Company, and by providing those employees, Directors, consultants and advisors with an additional incentive to promote the success of the Company. This is accomplished by providing for the granting of "Options," which term, as used herein, includes both "Incentive Stock Options" and "Nonstatutory Stock Options," as later defined, to employees and "Nonstatutory Stock Options" to non-employee Directors, consultants and advisors.

     2. Administration. The Plan shall be administered by the Board of Directors of the Company (the "Board"). Except as herein specifically provided, the interpretation and construction by the Board of any provision of the Plan or of any Option granted under it, shall be final and conclusive. The receipt of Options by Directors shall not preclude their vote on any matters in connection with the administration or interpretation of the Plan.

     3. Shares Subject to the Plan. The stock subject to Options granted under the Plan shall be shares of the Company's common stock, par value $.01 per share (the "Common Stock"), whether authorized but unissued or held in the Company's treasury, or shares purchased from stockholders expressly for use under the Plan. The maximum number of shares of Common Stock which may be issued pursuant to Options granted under the Plan shall not exceed Five Million (5,000,000) shares, subject to adjustment in accordance with the provisions of Section 12 hereof. The Company shall at all times while the Plan is in force reserve such number of shares of Common Stock as will be sufficient to satisfy the requirements of all outstanding Options granted under the Plan. In the event any Option granted under the Plan shall expire or terminate for any reason without having been exercised in full or shall cease for any reason to be exercisable in whole or in part, the unpurchased shares subject thereto shall again be available for Options under the Plan.

     4. Participation. The class of persons which shall be eligible to receive Options under the Plan shall be (a) with respect to Incentive Stock Options described in Section 6 hereof, all employees of either the Company or any subsidiary corporation of the Company; and (b) with respect to Nonstatutory Stock Options described in Section 7 hereof, all employees and non-employee
Directors of, or consultants and advisors to, either the Company or any subsidiary corporation of the Company; provided, however, that Nonstatutory Stock Options shall not be granted to any such consultants and advisors unless
(i) bona fide services have been or are to be rendered by such consultant or advisor; and (ii) such services are not in connection with the offer or sale of securities in a capital raising transaction. The Board, in its sole discretion, but subject to the provisions of the

Plan, shall determine the employees and non-employee Directors of, and the consultants and advisors to, the Company and its subsidiary corporations to whom Options shall be granted (the "Optionees"), the time or times when they shall be granted, the type of option to be granted and the number of shares to be covered by each Option, taking into account the nature of the employment or services rendered by the individuals being considered, their annual compensation, their present and potential contributions to the success of the Company and such other factors as the Board may deem relevant.

     5. Stock Option Agreement. Each Option granted under the Plan shall be authorized by the Board and shall be evidenced by a Stock Option Agreement which shall be executed by the Company and by the Optionee to whom such Option is granted. The Stock Option Agreement shall specify the number of shares of Common Stock as to which any Option is granted, the period during which the Option is exercisable and the option price per share thereof. All options shall comply with and be subject to the provisions of Section 6 or 7, whichever is applicable as determined by the type of Option to be granted, as well as all other provisions of this Plan and such other terms and conditions not inconsistent with the Plan as the Board may deem desirable.

     6. Incentive Stock Options. The Board may grant Options under the Plan which are intended to meet the requirements of Section 422 of the Internal Revenue Code of 1986, as amended (the "Code") (referred to herein as an "Incentive Stock Option"), and which are subject to the following terms and conditions and any other terms and conditions as may at any time be required by Code Section 422:

     a. An Incentive Stock Option may be granted to any individual eligible to receive an Option under the Plan pursuant to Section 4(a) hereof.

     b. Each Incentive Stock Option under the Plan must be granted prior to June 25, 2007.

     c. The option price of the shares subject to any Incentive Stock Option shall not be less than the fair market value of the Common Stock at the time such Incentive Stock Option is granted; provided, however, if an Incentive Stock Option is granted to an Optionee who owns, at the time the Incentive Stock Option is granted, more than ten percent (10%) of the total combined voting power of all classes of stock of the Company or of a parent corporation or subsidiary corporation of the Company, the option price of the shares subject to the Incentive Stock Option shall be at least one hundred ten percent (110%) of the fair market value of the Common Stock at the time the Incentive Stock Option is granted.

     d. No Incentive Stock Option granted under the Plan shall be exercisable after the expiration of ten (10) years from the date of its grant. However, if an Incentive Stock Option is granted to an Optionee who owns, at the time the Incentive Stock Option is granted, more than ten percent (10%) of the total combined voting power of all classes of stock of the Company or of a parent corporation or subsidiary corporation of the Company, such Incentive Stock Option shall not be exercisable after the expiration of five (5) years from the date of its grant. Every Incentive Stock Option granted under the Plan shall be subject to earlier termination as expressly provided in Section 10 hereof.

     e. For purposes of determining stock ownership under this Section 6, the attribution rules of Code Section 424(d) shall apply.

     f. For purposes of the Plan, fair market value shall be determined by the Board. If the Common Stock is listed on a national securities exchange or traded on the Over-the-Counter market, fair market value shall be the closing selling price or, if not available, the mean of the closing bid and asked prices of the Common Stock, or, if not available, of the high bid and low asked prices of the Common Stock quoted on such exchange, or on the Over-the-Counter market as reported by the National Association of Securities Dealers Automated Quotation (NASDAQ) system, or if the Common Stock is not listed on NASDAQ, then by the National Quotation Bureau, Incorporated, as the case may be, on the day on which the Option is granted, or, if there is no trading or bid or asked price on that day, the closing selling price or the mean of the closing bid and asked prices or of the high bid and low asked prices on the nearest trading date before that day and for which such prices are available, and if the Common Stock is not listed on such an exchange or traded in such a market, then the fair market value shall be determined by taking into consideration all relevant factors, including but not limited to the Company's net worth, prospective earning power and dividend paying capacity.

     7. Nonstatutory Stock Options. The Board may grant Options under the Plan which are not intended to meet the requirements of Code Section 422, as well as Options which are intended to meet the requirements of Code Section 422 but the terms of which provide that they will not be treated as Incentive Stock Options (referred to herein as a "Nonstatutory Stock Option"). Nonstatutory Stock Options shall be subject to the following terms and conditions:

     a. A Nonstatutory Stock Option may be granted to any individual or entity eligible to receive an Option under the Plan pursuant to Section 4(b) hereof.

     b. The option price of the shares subject to a Nonstatutory Stock Option shall be determined by the Board, in its sole discretion, at the time of the grant of the Nonstatutory Stock Option; provided, however, that the option price of the shares subject to a Nonstatutory Stock Option granted to a person subject to Section 16(b) of the Securities Exchange Act of 1934, as amended (an "Insider"), shall not be less than the fair market value of the Common Stock at the time such Nonstatutory Stock Option is granted.

     c. A Nonstatutory Stock Option granted under the Plan may be of such duration as shall be determined by the Board (subject to earlier termination as expressly provided in Section 10 hereof); provided, however, that no
Nonstatutory Stock Option granted under the Plan to an Insider shall be exercisable after the expiration of ten (10) years from the date of its grant.

     8. Transferability. No Option granted under the Plan shall be transferable by the Optionee otherwise than by Will or the laws of descent and distribution, and, during the lifetime of the Optionee shall not be exercisable by any other person.

     9. Rights of Option Holders. An Option Holder shall have none of the rights of a stockholder with respect to the Common Stock covered by his Option until such Common Stock shall be transferred to him upon the exercise of his Option. For purposes of this Plan, "Option

Holder" shall mean (i) an Optionee; or (ii) with respect to any Option held by an Optionee at the date of his death, the Optionee's Beneficiary, as determined pursuant to Section 19.

     10. Termination of Employment or Death.

     a. If the employment of an employee by, or the services of a non-employee Director for, or consultant or advisor to, the Company or a subsidiary corporation of the Company shall be terminated for cause or, subject to the terms of the Stock Option Agreement, voluntarily by the employee, non-employee Director, consultant or advisor, then his or its Option shall expire forthwith. Subject to the terms of the Stock Option Agreement, and except as provided in subsections (b) and (c) of this Section 10, if such employment or services shall terminate for any other reason, then such Option may be exercised at any time within three (3) months after such termination, subject to the provisions of subsection (d) of this Section 10. For purposes of the Plan, the retirement of an individual either pursuant to a pension or retirement plan adopted by the Company or at the normal retirement date prescribed from time to time by the Company shall be deemed to be termination of such individual's employment other than voluntarily or for cause. For purposes of this subsection (a), an employee, non-employee Director, consultant or advisor who leaves the employ or services of the Company to become an employee or a non-employee Director of, or a consultant or advisor to, a subsidiary corporation of the Company or a corporation (or subsidiary corporation or parent corporation of the corporation) which has assumed the Options of the Company as a result of a corporate reorganization, etc., shall not be considered to have terminated his employment or services.

     b. Subject to the terms of the Stock Option Agreement,  if an Optionee dies
(i) while employed by, or while serving as a non-employee Director for or consultant or advisor to, the Company or a subsidiary corporation of the Company or (ii) within three (3) months after the termination of his employment or services other than voluntarily by the employee or non-employee Director, or for cause, then such Option may, subject to the provisions of subsection (d) of this
Section 10, be exercised by the  Optionee's  Beneficiary  at any time within one
(1) year after such death.

     c. Subject to the terms of the Stock Option Agreement, if an Optionee ceases employment or services because of permanent and total disability (within the meaning of Code Section 22(e)(3)) while employed by, or while serving as a non-employee Director for or consultant or advisor to, the Company or a subsidiary corporation of the Company, then such Option may, subject to the provisions of subsection (d) of this Section 10, be exercised at any time within one (1) year after his termination of employment, termination of Directorship or termination of consulting or advisory services, as the case may be, due to the disability.

     d. An Option may not be exercised pursuant to this Section 10 except to the extent that the Option Holder was entitled to exercise the Option at the time of termination of employment, termination of Directorship, termination of consulting or advisory services, or death, and in any event may not be exercised after the expiration of the Option.

     e. For purposes of this Section 10, the employment relationship of an employee of the Company or of a subsidiary corporation of the Company will be treated as continuing intact while he is on military or sick leave or other bona fide leave of absence (such as temporary employment by the Government) if such leave does not exceed ninety
(90) days, or, if longer, so long as his right to reemployment is guaranteed either by statute or by contract.

     11. Exercise of Options.

     a. Unless otherwise provided in the Stock Option Agreement, any Option granted under the Plan shall be exercisable in whole at any time, or in part from time to time, prior to expiration. The Board, in its absolute discretion, may provide in any Stock Option Agreement that the exercise of any Option granted under the Plan shall be subject: (i) to such condition or conditions as it may impose, including, but not limited to, a condition that the Optionee remain in the employ or service of, or continue to provide consulting or advisory services to, the Company or a subsidiary corporation of the Company for such period or periods from the date of grant of the Option as the Board, in its absolute discretion, shall determine; and (ii) to such limitations as it may impose, including, but not limited to, a limitation that the aggregate fair market value of the Common Stock with respect to which Incentive Stock Options are exercisable for the first time by any Optionee during any calendar year (under all plans of the Company and its parent corporation and subsidiary corporations) shall not exceed one hundred thousand dollars ($100,000). In addition, in the event that under any Stock Option Agreement the aggregate fair market value of the Common Stock with respect to which Incentive Stock Options are exercisable for the first time by any Optionee during any calendar year (under all plans of the Company and its parent corporation and subsidiary corporations) exceeds one hundred thousand dollars ($100,000), the Board may, when shares are transferred upon exercise of such Options, designate those shares which shall be treated as transferred upon exercise of an Incentive Stock Option and those shares which shall be treated as transferred upon exercise of a Nonstatutory Stock Option.

     b. An Option granted under the Plan shall be exercised by the delivery by the Option Holder to the Company at its principal office (attention of the Secretary) of written notice of the number of shares with respect to which the Option is being exercised. Such notice shall be accompanied by payment of the full option price of such shares, and payment of such option price shall be made by the Option Holder's delivery of his check payable to the order of the Company in such amount.

     12. Adjustment Upon Change in Capitalization.

     a. In the event that the outstanding Common Stock is hereafter changed by reason of reorganization, merger, consolidation, recapitalization, reclassification, stock split-up, combination of shares, reverse split, stock dividend or the like, an appropriate adjustment shall be made by the Board in the aggregate number of shares available under the Plan, in the number of shares and option price per share subject to outstanding Options, and in any limitation on exercisability referred to in Section 11(a) (ii) hereof which is set forth in outstanding Incentive Stock Options. If the Company shall be reorganized, consolidated or merged with another corporation, an Option Holder shall be entitled to receive upon the exercise of his Option the same number and kind of shares of stock or the same amount of property, cash or securities as he would have been entitled to receive upon the happening of any such corporate event as if he had been, immediately prior to such event, the holder of the number of shares covered by his Option; provided, however, that in such event the Board shall have the discretionary power to take any action necessary or appropriate to prevent any Incentive Stock Option granted hereunder from being disqualified as such under the then existing provisions of the Code or any law amendatory thereof or supplemental thereto.

     b. Any adjustment in the number of shares shall apply proportionately to only the unexercised portion of the Option granted hereunder. If fractions of a share would result from any such adjustment, the adjustment shall be revised to the next lower whole number of shares.

     13. Further Conditions of Exercise.

     a. Unless prior to the exercise of the Option the shares issuable upon such exercise have been registered with the Securities and Exchange Commission pursuant to the Securities Act of 1933, as amended, the notice of exercise shall be accompanied by a representation or agreement of the Option Holder to the Company to the effect that such shares are being acquired for investment and not with a view to the resale or distribution thereof, or such other documentation as may be required by the Company, unless in the opinion of counsel to the Company such representation, agreement or documentation is not necessary to comply with such Act.

     b. The Company shall not be obligated to deliver any Common Stock until it has been listed on each securities exchange on which the Common Stock may then be listed or until there has been qualification under or compliance with such federal or state laws, rules or regulations as the Company may deem applicable. The Company shall use reasonable efforts to obtain such listing, qualification and compliance.

     14. Effectiveness of the Plan. The plan was adopted by the Board on June 25, 1997 and approved by the stockholders of the Company on [insert the date of approval of the Plan by the Company's stockholders].

     15. Termination, Modification and Amendment.

     a. The Plan shall terminate on June 25, 2007, which is ten (10) years from the date of the earlier of its adoption by the Board or its approval by the Company's stockholders, or sooner as hereinafter provided, and no Option shall be granted after termination of the Plan.

     b. The Plan may from time to time be terminated, modified or amended by the affirmative vote of the holders of a majority of the outstanding shares of capital stock of the Company present in person or by proxy at a meeting of stockholders of the Company convened for such purpose.

     c. The Board may at any time, on or before the termination date referred to in Section 15 (a) hereof, terminate the Plan, or from time to time make such modifications or amendments to the Plan as it may deem advisable; provided, however, that the Board shall not, without approval by the affirmative vote of the holders of a majority of the outstanding shares of capital stock of the Company present in person or by proxy at a meeting of stockholders of the Company convened for such purpose, increase (except as provided by Section 12 hereof) the maximum number of shares as to which Options may be granted hereunder, change the designation of the employees or class of employees to receive Options, or make any other change which would prevent any Incentive Stock Option granted hereunder which is intended to be an "incentive stock option" from qualifying as such under the then existing provisions of the Code or any law amendatory thereof or supplemental thereto.

     d. No termination, modification or amendment of the Plan may, without the consent of the Option Holder, adversely affect the rights conferred by such Option.

     16. Not a Contract of Employment. Nothing contained in the Plan or in any Stock Option Agreement executed pursuant hereto shall be deemed to confer upon any Option Holder any right to remain in the employ or service of the Company or a subsidiary corporation of the Company or any entitlement to any remuneration or other benefit pursuant to any consulting or advisory arrangement.

     17. Use of Proceeds. The proceeds from the sale of shares pursuant to Options granted under the Plan shall constitute general funds of the Company.

     18. Taxes. The Company may make such provisions and take such steps as it may deem necessary or appropriate for the withholding of all federal, state and local taxes required by law to be withheld with respect to Options granted under the Plan and the exercise thereof including, but not limited to (i) deducting the amount so required to be withheld from any other amount then or thereafter payable to an Option Holder; or (ii) requiring an Option Holder to pay to the Company the amount so required to be withheld as a condition of the issuance, delivery, distribution or release of any Common Stock.

     19. Designation and Change of Beneficiary. Each Optionee shall file with the Board a written designation of one or more persons (the "Beneficiary") as the individual who shall be entitled to exercise any Options, or to receive any amount payable, under the Plan upon his death. An Optionee may, from time to time, revoke or change his Beneficiary designation without the consent of any previously designated Beneficiary by filing a new designation with the Board. The last such designation received by the Board shall be controlling; provided, however, that no designation, or change or revocation thereof, shall be effective unless received by the Board prior to the Optionee's death, and in no event shall it be effective as of a date prior to such receipt. If at the date of an Optionee's death, there is no designation of a Beneficiary in effect for the Optionee pursuant to the provisions of this Section 19, or if no Beneficiary designated by the optionee in accordance with the provisions hereof survives to exercise any Options that become exercisable, or to receive any amount that becomes payable, under the Plan by reason of the Optionee's death, the Optionee's estate shall be treated as the Optionee's Beneficiary for all purposes.

     20. Payments to Persons Other Than Optionee. If the Board shall find that any Option Holder to whom any amount, or any Common Stock, is payable under the Plan is unable to care for his affairs because of illness, accident or legal incapacity, then if the Board so directs, such amount, or such Common Stock, may be paid to such Option Holder's spouse, child or other relative, an institution maintaining or having custody of such person, or any other person deemed by the Board to be a proper recipient on behalf of such Option Holder, unless a prior claim therefor has been made by a duly appointed legal representative of the Option Holder. Any payment made under this Section 20 shall be a complete discharge of the liability of the Company with respect to such payment.

     21. Indemnification of the Board. In addition to such other rights of indemnification as they may have, the members of the Board shall be indemnified by the Company to the extent permitted under applicable law against all costs and expenses reasonably incurred by them in connection with any action, suit or proceeding to which they or any of them may be a party by reason of any action taken or failure to act under or in connection with the Plan or any rights granted hereunder and against all amounts paid by them in settlement thereof or paid by them in satisfaction of a judgment of any such action, suit or proceeding, except a judgment based upon a finding of bad faith. Upon the institution of any such action, suit or proceeding, the member or members of the Board shall notify the Company in writing, giving the Company an opportunity at its own cost to defend the same before such member or members undertake to defend the same on their own behalf.

     22. Definitions. For purposes of the Plan, the terms "parent corporation" and "subsidiary corporation" shall have the meaning set forth in Code Sections 424(e) and 424(f), respectively, and the masculine shall include the feminine and the neuter as the context requires.

     23. Governing Law. The Plan shall be governed by, and all questions arising hereunder shall be determined in accordance with, the laws of the State of Delaware.

                                                                      APPENDIX A

                                PC ETCETERA, INC.
                               462 Seventh Avenue
                            New York, New York 10018

           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS


     The undersigned hereby appoint(s) Roy Machnes and Terry I. Steinberg, or either of them, attorneys or attorney of the undersigned, for and in the name(s) of the undersigned, with power of substitution and revocation in each to vote any and all shares of Common Stock, par value, $.01 per share, of PC Etcetera, Inc. (the "Company"), which the undersigned would be entitled to vote as fully as the undersigned could if personally present at the Annual Meeting of Shareholders of the Company to be held on August 4, 1997 at 10:00 A.M. at Company's principal offices at 462 Seventh Avenue, 4th Floor, New York, New York and at any adjournment or adjournments thereof, and hereby revoking any prior proxies to vote said shares, upon the following items of business more fully described in the notice of and proxy statement for such Annual Meeting (receipt of which is hereby acknowledged):

     (1) The election of six Directors.

     |_| FOR all the nominees listed below (except as marked to contrary below)

     |_| WITHHOLD AUTHORITY to vote for all the nominees below

                               DAVID ASSIA
                               JACK DUNIETZ
                               MARTIN F. KAHN
                               ROY MACHNES
                               ELAN PENN
                               TERRY I. STEINBERG

INSTRUCTION: To withhold authority to vote for any individual nominee,  strike a line through the nominee's name above.

     (2) To amend the Company's Certificate of Incorporation to change the name of the Company to Mentortech Inc.

               |_| FOR                  |_| AGAINST                |_| ABSTAIN

     (3) To amend the Company's Certificate of Incorporation to increase the number of authorized shares of capital stock of the Company from 20,000,000 to 45,000,000 comprised of 40,000,000 shares of common stock of the Company, par value $.01
          per share (the "Common Stock"), and 5,000,000 shares of preferred stock of the Company, par value of $.001 per share (the "Preferred Stock").


               |_| FOR                  |_| AGAINST                |_| ABSTAIN

     (4) To authorize the conversion, at the option of the holder, of each of the 658,412 outstanding shares of the Company's Series C Preferred Stock into ten shares of Common Stock.

               |_| FOR                  |_| AGAINST                |_| ABSTAIN

     (5)  To ratify the Company's 1997 Stock Option Plan.

               |_| FOR                  |_| AGAINST                |_| ABSTAIN

     (6) To ratify the appointment of Ernst & Young LLP as independent auditors of the Company's 1997 financial statements.

               |_| FOR                  |_| AGAINST                |_| ABSTAIN

     (7)  To vote on all other matters which may be brought before the meeting.


     THIS PROXY WILL BE VOTED AS SPECIFIED ABOVE. IN THE ABSENCE OF SUCH SPECIFICATION, THE SHARES REPRESENTED BY THIS PROXY CARD WILL BE VOTED FOR THE ELECTION AS DIRECTORS OF THE NOMINEES, AND FOR EACH OF THE OTHER PROPOSALS, SET FORTH ABOVE.

Shares voting ___________ Common               Dated________________________1997

              ___________ Preferred            _________________________________
                                                     Signature(s)

                                               _________________________________
                                                  Signatures, if held jointly

                                    (Please sign exactly as name(s) appear(s) hereon. When signing as attorney, executor, administrator, trustee, guardian, or as an officer signing for a corporation, please give full title under signature.)